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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 11, 2008


                            CAS MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      0-13839                  06-1123096
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

              44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405 (Address of principal executive offices, including zip code)

                                 (203) 488-6056
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On February 11, 2008, CAS Medical Systems, Inc. (the "Company") amended and restated its existing line of credit with NewAlliance Bank (the "Bank"). The Company entered into a new Commercial Loan Agreement (the "Loan Agreement") and related Commercial Revolving Promissory Note (the "Note") which provide for borrowings on a revolving basis, at the Bank's discretion, in an amount up to $10,000,000. Loans in excess of $2,000,000 up to $10,000,000 can be made only if the maximum principal amount outstanding does not exceed a borrowing base equal to the sum of (i) 75% of eligible receivables (as defined in the Loan Agreement) and (ii) the lesser of $2,500,000 or 30% of eligible inventory (as defined in the Loan Agreement). Interest on the outstanding loans pursuant to the Note is at the Prime Rate (as defined in the Loan Agreement) minus .50%. Borrowings under the Loan Agreement and the Note are secured by a first priority lien in all the business assets of the Company pursuant to a Security Agreement (the "Security Agreement"). The Credit Agreement, which contains customary non-financial covenants and financial covenants consisting of a debt service coverage ratio and a debt to tangible net worth ratio, expires on the final maturity date of May 1, 2009.

The foregoing description of the credit facility does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, Note, and the related Security Agreement, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 hereto, respectively, and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS - The following exhibits are filed as part of this report:

10.1 Commercial Loan Agreement dated February 11, 2008 between NewAlliance Bank and CAS Medical Systems, Inc.
10.2   Commercial Revolving Promissory Note dated February 11, 2008
10.3   Security Agreement dated February 11, 2008 in favor of NewAlliance Bank



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAS MEDICAL SYSTEMS, INC.


Date: February 14, 2008                     By: /s/ Jeffery A. Baird
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                                                Jeffery A. Baird
                                                Chief Financial Officer




















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